UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2019

CAREVIEW COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54090	95-4659068
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 State Highway 121, Suite B-240, Lewisville, TX 75067

(Address of principal executive offices and Zip Code)

(972) 943-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230-405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement.

Twelfth Amendment to Note and Warrant Purchase Agreement; Note Financing

Note and Warrant Purchase Agreement

As previously reported by CareView Communications, Inc. (the “Company”) in our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2011, we entered into a Note and Warrant Purchase Agreement dated April 21, 2011 (the “Purchase Agreement”) with HealthCor Partners Fund, LP (“HealthCor Partners”) and HealthCor Hybrid Offshore Master Fund, LP (“HealthCor Hybrid” and, together with HealthCor Partners, the “HealthCor Parties”). Pursuant to the Purchase Agreement, we sold Senior Secured Convertible Notes to the HealthCor Parties in the aggregate initial principal amount of $20,000,000 (collectively the “2011 HealthCor Notes”), subject to adjustment in accordance with anti-dilution provisions set forth in the 2011 HealthCor Notes. We also issued Warrants to purchase an aggregate of up to 11,782,859 shares of our Common Stock at an exercise price per share equal to $1.40 per share to the HealthCor Parties (collectively the “2011 HealthCor Warrants”).

Amendment Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on January 6, 2012, we entered into a Note and Warrant Amendment Agreement with the HealthCor Parties on December 30, 2011 (the “First Amendment”) to (i) amend the Purchase Agreement in order to modify the HealthCor Parties’ right to restrict certain equity issuances; and (ii) amend the 2011 HealthCor Notes and the 2011 HealthCor Warrants, in order to eliminate certain anti-dilution provisions.

Second Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on February 2, 2012, we entered into a Second Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties on January 31, 2012 (the “Second Amendment”) which allowed us to sell additional Senior Secured Convertible Notes to the HealthCor Parties in the aggregate initial principal amount of $5,000,000 (collectively, the “2012 HealthCor Notes”).

Third Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on August 26, 2013, we entered into a Third Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties (the “Third Amendment”) on August 20, 2013 to redefine our minimum cash balance requirements. All other terms and conditions of the Purchase Agreement, including all amendments thereto, remained the same.

Fourth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on January 22, 2014, we entered into a Fourth Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties (the “Fourth Amendment”) on January 16, 2014 to sell and issue to the HealthCor Parties (i) additional notes (the “2014 HealthCor Notes”) in the initial aggregate principal amount of $5,000,000, with a conversion price per share equal to $0.40 (subject to adjustment as described therein) and (ii) additional warrants (the “2014 Supplemental Warrants”) to purchase an aggregate of up to 4,000,000 shares of our Common Stock at an exercise price per share equal to $0.40 (subject to adjustment as described therein).

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Fifth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on December 19, 2014, we entered into a Fifth Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties and certain additional investors party thereto (such additional investors, the “Fifth Amendment New Investors” and, collectively with the HealthCor Parties, the “Fifth Amendment Investors”) (the “Fifth Amendment”) on December 15, 2014 to sell and issue to the Fifth Amendment Investors (i) additional notes (the “2015 Supplemental Notes”) in the initial aggregate principal amount of $6,000,000, with a conversion price per share equal to $0.52 (subject to adjustment as described therein) and (ii) additional warrants (the “2015 Supplemental Warrants”) to purchase an aggregate of up to 3,692,308 shares of our Common Stock at an exercise price per share equal to $0.52 (subject to adjustment as described therein). The Fifth Amendment New Investors were composed of all but one of our directors (at such time and currently) as well as one of our officers (at such time and currently) who is not also a director. As previously reported in our Current Report on Form 8-K filed with the SEC on February 19, 2015, the Company and the Fifth Amendment Investors closed on the transactions contemplated by the Fifth Amendment on February 17, 2015.

Sixth Amendment

As previously reported in our Annual Report on Form 10-K filed with the SEC on March 31, 2015, we entered into a Sixth Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties and the Fifth Amendment New Investors on March 31, 2015 (the “Sixth Amendment”), pursuant to which, among other things, (i) the requirement to maintain a minimum cash balance of $5,000,000 was reduced to a minimum cash balance of $2,000,000 and (ii) the amendment provision was revised to permit the Purchase Agreement to be amended by the Company and the holders of the majority of the Common Stock underlying the outstanding notes and warrants to purchase shares of our Common Stock sold pursuant to the Purchase Agreement (on an as-converted basis) (the “Majority Holders”). On March 31, 2015, we also issued warrants to the HealthCor Parties to purchase up to an aggregate of 1,000,000 shares of our Common Stock as consideration for certain prior waivers of the minimum cash balance requirement in the Purchase Agreement (the “Sixth Amendment Supplemental Warrants”). The Sixth Amendment Supplemental Warrants have an exercise price per share equal to $0.53 (subject to adjustment as described therein).

Seventh Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on June 30, 2015, we entered into a Seventh Amendment to Note and Warrant Purchase Agreement with the HealthCor Parties and the Fifth Amendment New Investors on June 26, 2015 (the “Seventh Amendment”), pursuant to which the Purchase Agreement was amended to permit the Company to enter into and perform its obligations under the Credit Agreement, and on June 26, 2015 certain amendments were also made to each of the outstanding notes issued under the Purchase Agreement in connection with the Company’s entrance into the Credit Agreement.

Eighth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on February 26, 2018, we entered into an Eighth Amendment to Note and Warrant Purchase Agreement on February 23, 2018 (the “Eighth Amendment”) with the Fifth Amendment New Investors (the “Existing Investors”), an additional investor party thereto (such additional investor, the “New Investor” and, collectively with the Existing Investors, the “Investors”) and the HealthCor Parties (solely in their capacity as the Majority Holders approving the Eighth Amendment and not as investors), pursuant to which we sold and issued, for an aggregate of $2,050,000 in cash, to the Investors on such date (i) additional notes in the initial aggregate principal amount of $2,050,000, with a conversion price per share equal to $0.05 (subject to adjustment as described therein) and a maturity date of February 22, 2028 (the “Eighth Amendment Supplemental Closing Notes”) and (ii) additional warrants to purchase an aggregate of up to 512,500 shares of our Common Stock at an exercise price per share equal to $0.05 (subject to adjustment as described therein) and with an expiration date of February 23, 2028 (the “Eighth Amendment Supplemental Warrants”). The Existing Investors were composed of all but one of our directors (at such time and currently) as well as one of our officers (at such time and currently) who is not also a director. Of the total amount of Eighth Amendment Supplemental Closing Notes and Eighth Amendment Supplemental Warrants issued and sold by the Company pursuant to the Eighth Amendment, such directors and officer purchased, in aggregate, Eighth Supplemental Closing Notes in the initial aggregate principal amount of $1,950,000 and Eighth Amendment Supplemental Warrants to purchase an aggregate of up to 487,500 shares of our Common Stock.

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Ninth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on July 11, 2018, we entered into a Ninth Amendment to Note and Warrant Purchase Agreement on July 10, 2018 (the “Ninth Amendment”) with the HealthCor Parties and the Investors, pursuant to which the parties agreed to amend the Purchase Agreement, the 2011 HealthCor Notes (“2011 Allonges”), the 2012 HealthCor Notes (“2012 Allonges”), the 2014 HealthCor Notes (“2014 Allonges”), the 2015 Supplemental Notes (“2015 Allonge”) and the Eighth Amendment Supplemental Closing Notes (“2018 Allonge”), as applicable, to (i) remove the rights of the holders of the 2011 HealthCor Notes and the 2012 HealthCor Notes to convert such notes to Common Stock after June 30, 2018; (ii) suspend the accrual of interest on the 2011 HealthCor Notes and the 2012 HealthCor Notes for periods after June 30, 2018; (iii) provide for the potential earlier repayment of the 2011 HealthCor Notes and the 2012 HealthCor Notes by the Company, 120 calendar days following a written demand for payment by the holder of such notes; provided, however, that such written demand may not be given prior to the twelve-month anniversary of the date on which the obligations of the Company under the Credit Agreement are repaid in full; (iv) cancel the 2011 HealthCor Warrants; (v) provide for the seniority of the 2011 HealthCor Notes and the 2012 HealthCor Notes in right of payment over notes subsequently issued pursuant to the Purchase Agreement, including the 2014 HealthCor Notes, the 2015 Supplemental Notes and the Eighth Amendment Supplemental Closing Notes; (vi) amend the terms of the 2014 HealthCor Notes, the 2015 Supplemental Notes and the Eighth Amendment Supplemental Closing Notes to reflect the seniority in payment of the 2011 HealthCor Notes and 2012 HealthCor Notes; and (vii) reduce the number of shares of Common Stock that the Company must at all times have authorized and reserved for the purpose of issuance upon conversion of the notes issued pursuant to the Purchase Agreement (collectively, the “Notes”) and exercise of the warrants issued pursuant to the Purchase Agreement (collectively, the “Warrants”), from at least 120% of the aggregate number of shares of Common Stock then issuable upon full conversion of the Notes and exercise of the Warrants to at least 100% of such aggregate number of shares.

Tenth Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on July 16, 2018, we entered into a Tenth Amendment to Note and Warrant Purchase Agreement on July 13, 2018 (the “Tenth Amendment”) with the Existing Investors listed in Annex I to the Tenth Amendment (the “Tenth Amendment Investors”) and the HealthCor Parties (solely in their capacity as Majority Holders (acting together with the Tenth Amendment Investors) approving the Tenth Amendment and not as investors), pursuant to which we sold and issued, for an aggregate of $1,000,000 in cash, to the Tenth Amendment Investors on such date additional notes in the initial aggregate principal amount of $1,000,000, with a conversion price per share equal to $0.05 (subject to adjustment as described therein) and a maturity date of July 12, 2028 (the “Tenth Amendment Supplemental Closing Notes”). The Tenth Amendment Investors were composed entirely of our directors.

Eleventh Amendment

As previously reported in our Current Report on Form 8-K filed with the SEC on April 2, 2019, we entered into an Eleventh Amendment to Note and Warrant Purchase Agreement with the Majority Holders (the “Eleventh Amendment”) on March 27, 2019, pursuant to which (i) the requirement that the Company maintain a minimum cash balance of $2,000,000 was eliminated and (ii) any breaches of the requirement to maintain such minimum cash balance that occurred on or prior to the date of the Eleventh Amendment were waived.

Twelfth Amendment

On May 15, 2019, we entered into a Twelfth Amendment to Note and Warrant Purchase Agreement (the “Twelfth Amendment”) with the Existing Investor listed in Annex I to the Twelfth Amendment (the “Twelfth Amendment Investor”) and with the HealthCor Parties and certain additional Existing Investors (solely in their capacity as Majority Holders (acting together with the Twelfth Amendment Investor) approving the Twelfth Amendment and not as investors), pursuant to which (i) we sold and issued, for $50,000 in cash, to the Twelfth Amendment Investor on such date an additional note in the initial principal amount of $50,000, with a conversion price per share equal to $0.03 (subject to adjustment as described therein) and a maturity date of May 14, 2029 (the “Twelfth Amendment Supplemental Closing Note”); (ii) the Majority Holders consented to the issuance of the Tranche Three Loan Warrant in connection with the Tranche Three Loan (each as defined below); and (iii) the Majority Holders consented (A) to a proposed amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s Common Stock to 500,000,000 and (B) to a technical amendment to the Company’s Bylaws to conform them to a provision of the Nevada Revised Statutes. The Twelfth Amendment Investor is one of our directors.

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The Purchase Agreement and Twelfth Amendment provide that we grant to the Twelfth Amendment Investor a security interest in our assets as collateral for payment of the Twelfth Amendment Supplemental Closing Note, evidenced by the Amended and Restated Pledge and Security Agreement dated as of February 17, 2015 (the “Amended and Restated Security Agreement”) and by the Amended and Restated Intellectual Property Security Agreement dated as of February 17, 2015 (the “Amended and Restated IP Security Agreement”).

The Purchase Agreement and the Twelfth Amendment also provide that we grant registration rights to the Twelfth Amendment Investor for the Common Stock into which the Twelfth Amendment Supplemental Closing Note may be converted as provided for by the Registration Rights Agreement dated as of April 20, 2011, as amended June 30, 2015, by and among the Company, the HealthCor Parties and the additional investors party thereto (the “Registration Rights Agreement”).

The foregoing descriptions of the Purchase Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Twelfth Amendment, the Credit Agreement, the 2011 HealthCor Notes, the 2012 HealthCor Notes, the 2014 HealthCor Notes, the 2015 Supplemental Notes, the Eighth Amendment Supplemental Closing Notes, the Tenth Amendment Supplemental Closing Notes, the Twelfth Amendment Supplemental Closing Note, the 2011 HealthCor Warrants, the 2014 Supplemental Warrants, the 2015 Supplemental Warrants, the Sixth Amendment Supplemental Warrants, the Eighth Amendment Supplemental Warrants, the 2011 Allonges, the 2012 Allonges, the 2014 Allonges, the 2015 Allonge, the 2018 Allonge, the Amended and Restated Security Agreement, the Amended and Restated IP Security Agreement and the Registration Rights Agreement are qualified, in their entirety, by reference to each such agreement or instrument, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 1.01.

Fourteenth Amendment to Modification Agreement

Modification Agreement to Credit Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on February 5, 2018, the Company, CareView Communications, Inc., a Texas corporation and a wholly owned subsidiary of the Company (the “Borrower”), CareView Operations, L.L.C., a Texas limited liability company and a wholly owned subsidiary of the Borrower (the “Subsidiary Guarantor”), and PDL Investment Holdings, LLC (as assignee of PDL BioPharma, Inc.), in its capacity as administrative agent and lender (the “Lender”) under the Credit Agreement (the “Credit Agreement”) dated as of June 26, 2015, as amended, by and among the Company, the Borrower and the Lender, entered into a Modification Agreement on February 2, 2018, effective as of December 28, 2017 (the “Modification Agreement”), with respect to the Credit Agreement in order to modify certain provisions of the Credit Agreement and Loan Documents (as defined in the Credit Agreement) to prevent an Event of Default (as defined in the Credit Agreement) from occurring.

Under the Modification Agreement, the parties agreed that (i) the Borrower would not make the principal payment due under the Credit Agreement on December 31, 2017 until the end of the Modification Period (as defined below), (ii) the Borrower would not pay the principal installments due at the end of each calendar quarter during the Modification Period and (iii) because the Borrower’s Liquidity (as defined in the Credit Agreement) was anticipated to fall below $3,250,000, the Liquidity required during the Modification Period would be lowered to $2,500,000 (collectively, the “Covered Events”). The Lender agreed that the occurrence and continuance of any of the Covered Events will not constitute Events of Default for a period (the “Modification Period”) from December 28, 2017 through the earliest to occur of (a) any Event of Default under any Loan Documents that does not constitute a Covered Event, (b) any event of default under the Modification Agreement, (c) the Lender’s election, in its sole discretion, to terminate the Modification Period on May 31, 2018 or September 30, 2018 (with each such date permitted to be extended by the Lender in its sole discretion) by delivering a written notice to the Borrower on or prior to such date, or (d) December 31, 2018.

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In consideration of the Lender’s entry into the Modification Agreement, the Company and the Borrower agreed, among other things, that the Borrower would obtain (i) at least $2,250,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt (each such term as defined in the Credit Agreement) on or prior to February 23, 2018 and (ii) an additional $3,000,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to May 31, 2018 (resulting in aggregate net cash proceeds of at least $5,250,000).

Second Amendment to Credit Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on February 26, 2018, the Company, the Borrower and the Lender entered into a Second Amendment to Credit Agreement (the “Credit Agreement Amendment”) on February 23, 2018, pursuant to which, among other things, the parties agreed to amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional $3,000,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to May 31, 2018 (resulting in aggregate net cash proceeds of at least $5,050,000).

First Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on June 4, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into an Amendment to Modification Agreement (the “First Modification Agreement Amendment”) on May 31, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and September 30, 2018 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to June 15, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to August 31, 2018 (resulting in aggregate net cash proceeds of at least $3,550,000).

Second Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on June 15, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Second Amendment to Modification Agreement (the “Second Modification Agreement Amendment”) on June 14, 2018, pursuant to which the parties agreed to further amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 3, 2018 (rather than June 15, 2018) and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to August 31, 2018 (resulting in aggregate net cash proceeds of at least $3,550,000).

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Third Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on July 5, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Third Amendment to Modification Agreement (the “Third Modification Agreement Amendment”) on June 28, 2018, pursuant to which the parties agreed to further amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 (rather than July 3, 2018) and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to August 31, 2018 (resulting in aggregate net cash proceeds of at least $3,550,000).

Fourth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on September 5, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Fourth Amendment to Modification Agreement (the “Fourth Modification Agreement Amendment”) on August 31, 2018, pursuant to which the parties agreed to further amend the Modification Agreement to provide that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to September 30, 2018 (rather than August 31, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000).

Fifth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on October 4, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Fifth Amendment to Modification Agreement (the “Fifth Modification Agreement Amendment”) on September 28, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and November 12, 2018 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to November 12, 2018 (rather than September 30, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Liquidity required during the Modification Period would be lowered to $1,825,000 from $2,500,000.

Sixth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on November 16, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Sixth Amendment to Modification Agreement (the “Sixth Modification Agreement Amendment”) on November 12, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and November 19, 2018 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to November 19, 2018 (rather than November 12, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000).

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Seventh Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on November 21, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Seventh Amendment to Modification Agreement (the “Seventh Modification Agreement Amendment”) on November 19, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and December 3, 2018 (with each such date permitted to be extended by the Lender in its sole discretion); and that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to December 3, 2018 (rather than November 19, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000).

Eighth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on December 6, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into an Eighth Amendment to Modification Agreement (the “Eighth Modification Agreement Amendment”) on December 3, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and December 17, 2018 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to December 17, 2018 (rather than December 3, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Liquidity required during the Modification Period would be lowered to $1,525,000 from $1,825,000.

Ninth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on December 21, 2018, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Ninth Amendment to Modification Agreement (the “Ninth Modification Agreement Amendment”) on December 17, 2018, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and January 31, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to January 31, 2019 (rather than December 17, 2018) (resulting in aggregate net cash proceeds of at least $3,550,000); that the Liquidity required during the Modification Period would be lowered to $750,000 from $1,525,000; and that the Borrower’s interest payment that would otherwise be due to Lender on December 31, 2018 would be deferred until January 31, 2019 (the end of the extended Modification Period) and that such deferral would be an additional Covered Event.

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Tenth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on February 5, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Tenth Amendment to Modification Agreement (the “Tenth Modification Agreement Amendment”) on January 31, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and February 28, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 28, 2019 (rather than January 31, 2019) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Borrower’s interest payment that would otherwise be due to Lender on December 31, 2018 would be deferred until February 28, 2019 (the end of the extended Modification Period) and that such deferral would be a Covered Event.

Eleventh Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on March 4, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into an Eleventh Amendment to Modification Agreement (the “Eleventh Modification Agreement Amendment”) on February 28, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and March 31, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to March 31, 2019 (rather than February 28, 2019) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Borrower’s interest payment that would otherwise be due to Lender on December 31, 2018 would be deferred until March 31, 2019 (the end of the extended Modification Period) and that such deferral would be a Covered Event.

Twelfth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on April 2, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Twelfth Amendment to Modification Agreement (the “Twelfth Modification Agreement Amendment”) on March 29, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and April 30, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to April 30, 2019 (rather than March 31, 2019) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018 and on March 31, 2019 would be deferred until April 30, 2019 (the end of the extended Modification Period) and that such deferrals would be a Covered Event. The parties also agreed that any breaches by the Company or the Borrower of the minimum cash balance requirement formerly set forth in the HealthCor Note and Warrant Purchase Agreement, as amended, that occurred on or prior to March 27, 2019 would be permanently waived and would not constitute Events of Default under a Loan Document so long as such breaches had been waived under the HealthCor Note and Warrant Purchase Agreement, as amended, and as such, that any such breaches would be a Covered Event.

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Fourth Amendment to Credit Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on April 15, 2019, the Company, the Borrower and the Lender entered into a Fourth Amendment to Credit Agreement (the “Fourth Credit Agreement Amendment”) on April 9, 2019, and in connection with the Fourth Credit Agreement Amendment, the Borrower executed an Amended and Restated Tranche One Term Note in the principal amount of $20,000,000 to the Lender (the “Amended Tranche One Term Note”), pursuant to which the parties agreed, among other things, to amend the note from registered to unregistered form.

Thirteenth Amendment to Modification Agreement

As previously reported in our Current Report on Form 8-K filed with the SEC on May 1, 2019, the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Thirteenth Amendment to Modification Agreement (the “Thirteenth Modification Agreement Amendment”) on April 29, 2019, pursuant to which the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and May 15, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $750,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to May 15, 2019 (rather than April 30, 2019) (resulting in aggregate net cash proceeds of at least $3,550,000); and that the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018 and on March 31, 2019 would be deferred until May 15, 2019 (the end of the extended Modification Period) and that such deferrals would be a Covered Event.

Fourteenth Amendment to Modification Agreement

On May 15, 2019 the Company, the Borrower, the Subsidiary Guarantor and the Lender entered into a Fourteenth Amendment to Modification Agreement (the “Fourteenth Modification Agreement Amendment”), pursuant to which, in connection with the Twelfth Amendment to Note and Warrant Purchase Agreement and the Fifth Amendment to Credit Agreement (as defined below), the parties agreed to amend the Modification Agreement to provide that the dates on which the Lender may elect, in the Lender’s sole discretion, to terminate the Modification Period would be July 31, 2018 and September 30, 2019 (with each such date permitted to be extended by the Lender in its sole discretion); that the Borrower could satisfy its obligations under the Modification Agreement to obtain financing by obtaining (i) at least $2,050,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to February 23, 2018 and (ii) an additional (A) $1,000,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to July 13, 2018 and (B) $250,000 in net cash proceeds from the issuance of Capital Stock (other than Disqualified Capital Stock) or Debt on or prior to May 15, 2019 (resulting in aggregate net cash proceeds of at least $3,300,000); that the Liquidity required during the Modification Period would be lowered to $0 from $750,000; and that the Borrower’s interest payments that would otherwise be due to Lender on December 31, 2018, March 31, 2019 and June 30, 2019 would be deferred until September 30, 2019 (the end of the extended Modification Period) and that such deferrals would be a Covered Event.

The foregoing descriptions of the Credit Agreement, the Modification Agreement, the Credit Agreement Amendment, the Fourth Credit Agreement Amendment, the Amended Tranche One Term Note, the Fifth Credit Agreement Amendment, the First Modification Agreement Amendment, the Second Modification Agreement Amendment, the Third Modification Agreement Amendment, the Fourth Modification Agreement Amendment, the Fifth Modification Agreement Amendment, the Sixth Modification Agreement Amendment, the Seventh Modification Agreement Amendment, the Eighth Modification Agreement Amendment, the Ninth Modification Agreement Amendment, the Tenth Modification Agreement Amendment, the Eleventh Modification Agreement Amendment, the Twelfth Modification Agreement Amendment, the Thirteenth Modification Agreement Amendment, the Fourteenth Modification Agreement Amendment and the Twelfth Amendment are qualified, in their entirety, by reference to each such agreement, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 1.01.

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Fifth Amendment to Credit Agreement; Tranche Three Loan; Tranche Three Loan Warrant

On May 15, 2019, the Company, the Borrower, the Lender (in its capacity as administrative agent and lender), Steven G. Johnson, individually, and Dr. James R. Higgins, individually (Mr. Johnson and Dr. Higgins, collectively, the “Tranche Three Lenders”) entered into a Fifth Amendment to Credit Agreement (the “Fifth Credit Agreement Amendment”), pursuant to which the parties agreed to amend the Credit Agreement to, among other things, (i) provide for a new tranche of term loan, the Tranche Three Loan, in the aggregate principal amount of $200,000, from the Tranche Three Lenders (the “Tranche Three Loan”), with a maturity date of October 7, 2020 (the fifth anniversary of the funding date of the Tranche One Loan (as defined in the Credit Agreement)), with outstanding borrowings bearing interest at the rate of 15.5% per annum, payable quarterly in arrears (subject to the terms of the Modification Agreement, as amended), and with payment of the Tranche Three Loan and any other Obligations (as defined in the Credit Agreement) incurred in connection with the Tranche Three Loan subordinated and subject in right and time of payment to the Payment in Full (as defined in the Credit Agreement) of the Tranche One Loan and any other Obligations incurred in connection with the Tranche One Loan, to the extent and in the manner set forth in the Credit Agreement; (ii) increase the interest rate for outstanding borrowings under the Tranche One Loan, effective as of the date of the Fifth Credit Agreement Amendment, from 13.5% per annum to 15.5% per annum, payable quarterly in arrears (subject to the terms of the Modification Agreement, as amended); and (iii) provide for the issuance of the Twelfth Amendment Supplemental Closing Note.

Also on May 15, 2019, upon the execution of the Fifth Credit Agreement Amendment, (i) the Borrower (CareView Communications, Inc., a Texas corporation and a wholly owned subsidiary of the Company) borrowed the Tranche Three Loan and issued to the Tranche Three Lenders term notes in the aggregate principal amount of $200,000, payable in accordance with the terms of the Credit Agreement (the “Tranche Three Term Notes”), $150,000 from Mr. Johnson and $50,000 from Dr. Higgins, and (ii) the Company issued a warrant for the purchase of 250,000 shares of Common Stock, with an exercise price per share equal to $0.03 (subject to adjustment as described therein) and expiration date of May 15, 2029 (the “Tranche Three Loan Warrant”), to Dr. Higgins in connection with his Tranche Three Loan. Mr. Johnson declined to be issued a Tranche Three Loan Warrant. Mr. Johnson is our Chief Executive Officer, President, Secretary and Treasurer and is one of our directors. Dr. Higgins is one of our directors.

The foregoing descriptions of the Credit Agreement, the Modification Agreement, the Credit Agreement Amendment, the Fourth Credit Agreement Amendment, the Amended Tranche One Term Note, the Fifth Credit Agreement Amendment, the Tranche Three Term Notes, the Tranche Three Loan Warrant, the First Modification Agreement Amendment, the Second Modification Agreement Amendment, the Third Modification Agreement Amendment, the Fourth Modification Agreement Amendment, the Fifth Modification Agreement Amendment, the Sixth Modification Agreement Amendment, the Seventh Modification Agreement Amendment, the Eighth Modification Agreement Amendment, the Ninth Modification Agreement Amendment, the Tenth Modification Agreement Amendment, the Eleventh Modification Agreement Amendment, the Twelfth Modification Agreement Amendment, the Thirteenth Modification Agreement Amendment, the Fourteenth Modification Agreement Amendment and the Twelfth Amendment Supplemental Closing Note are qualified, in their entirety, by reference to each such agreement, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K that relates to the creation of direct financial obligations of the Company is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

As described above in Item 1.01, and incorporated herein by reference, on May 15, 2019, we entered into the Twelfth Amendment with the Twelfth Amendment Investor and sold and issued, for $50,000 in cash, the Twelfth Amendment Supplemental Closing Note in the principal amount of $50,000. In connection with the sale of the Twelfth Amendment Supplemental Closing Note to the Twelfth Amendment Investor, the Company relied upon the exemption from registration provided by Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).

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As described above in Item 1.01, and incorporated herein by reference, on May 15, 2019 the Company issued to Dr. Higgins the Tranche Three Loan Warrant to purchase 250,000 shares of Common Stock at an exercise price of $0.03 per share (subject to adjustment as described therein) in connection with his Tranche Three Loan. The Tranche Three Loan Warrant was issued in reliance upon the exemption from registration provided by Regulation D under the Securities Act.

The foregoing descriptions of the Twelfth Amendment Supplemental Closing Note and the Tranche Three Loan Warrant are qualified, in their entirety, by reference to the form of the Twelfth Amendment Supplemental Closing Note and the Tranche Three Loan Warrant, copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated by reference in response to this Item 3.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 11, 2019, the Board of Directors of the Company approved an amendment (the “Charter Amendment”) to our Articles of Incorporation to increase the number of authorized shares of Common Stock, par value $0.001, from 300,000,000 shares to 500,000,000 shares. Subsequently, on May 14, 2019, the Charter Amendment was approved by written consent of the holders of 72,863,770 shares of our Common Stock, representing approximately 52% of our outstanding shares of Common Stock, in lieu of a special meeting. The Charter Amendment has not yet been filed with the Secretary of State of the State of Nevada and the effective date has not yet been determined, pending the Company’s furnishing of an information statement to our stockholders, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, as amended.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Date	Document
10.00	04/21/11	Note and Warrant Purchase Agreement between the Company and HealthCor Partners Fund, LP and HealthCor Hybrid Offshore Master Fund, LP(1)
10.01	12/31/11	Note and Warrant Amendment Agreement between the Company and HealthCor(2)
10.02	01/31/12	Second Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(3)
10.03	08/20/13	Third Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(4)
10.04	01/16/14	Fourth Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(5)
10.05	12/15/14	Fifth Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(6)
10.06	03/31/15	Sixth Amendment to Note and Warrant Purchase Agreement between the Company and HealthCor(7)
10.07	06/26/15	Seventh Amendment to Note and Warrant Purchase Agreement between the Company, the HealthCor Funds and the Investors named therein(8)
10.08	06/26/15	Credit Agreement between the Company and PDL BioPharma, Inc.(8)
10.09	10/07/15	First Amendment to Credit Agreement between the Company and PDL BioPharma, Inc.(9)
10.10	02/02/18	Modification Agreement by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(10)
10.11	02/23/18	Second Amendment to Credit Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, and PDL Investment Holdings, LLC(11)
10.12	02/23/18	Eighth Amendment to Note and Warrant Purchase Agreement, among the Company, HealthCor Partners Fund, LP, HealthCor Hybrid Offshore Master Fund, LP and the investors party thereto(11)
10.13	05/31/18	Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(12)
10.14	06/14/18	Second Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(13)
10.15	06/28/18	Third Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(14)
10.16	07/10/18	Ninth Amendment to Note and Warrant Purchase Agreement, by and among the Company, HealthCor Partners Fund, L.P., HealthCor Hybrid Offshore Master Fund, L.P. and the investors party thereto(15)
10.17	07/13/18	Third Amendment to Credit Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, and PDL Investment Holdings, LLC(16)
10.18	07/13/18	Tenth Amendment to Note and Warrant Purchase Agreement, among the Company, HealthCor Partners Fund, L.P., HealthCor Hybrid Offshore Master Fund, L.P. and the investors party thereto(16)

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10.19	08/31/18	Fourth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(17)
10.20	09/28/18	Fifth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(18)
10.21	11/12/18	Sixth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(19)
10.22	11/19/18	Seventh Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(20)
10.23	12/03/18	Eighth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(21)
10.24	12/17/18	Ninth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(22)
10.25	01/31/19	Tenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(23)
10.26	02/28/19	Eleventh Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(24)
10.27	03/27/19	Eleventh Amendment to Note and Warrant Purchase Agreement, among the Company, HealthCor Partners Fund, L.P., HealthCor Hybrid Offshore Master Fund, L.P. and the investors party thereto(25)
10.28	03/29/19	Twelfth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(25)
10.29	04/09/19	Fourth Amendment to Credit Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, and PDL Investment Holdings, LLC(26)
10.30	04/09/19	Amended and Restated Tranche One Term Note in the principal amount of $20 million issued to PDL BioPharma, Inc.(26)
10.31	04/29/19	Thirteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC(27)
10.32	05/15/19	Fourteenth Amendment to Modification Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, CareView Operations, L.L.C., a Texas limited liability company, and PDL Investment Holdings, LLC*
10.33	05/15/19	Twelfth Amendment to Note and Warrant Purchase Agreement, among the Company, HealthCor Partners Fund, L.P., HealthCor Hybrid Offshore Master Fund, L.P. and the investors party thereto*
10.34	05/15/19	Form of Twelfth Amendment Supplemental Closing Note*
10.35	05/15/19	Fifth Amendment to Credit Agreement, by and among the Company, CareView Communications, Inc., a Texas corporation, PDL Investment Holdings, LLC, Steven G. Johnson and Dr. James R. Higgins*
10.36	05/15/19	Form of Tranche Three Term Note*
10.37	05/15/19	Form of Tranche Three Loan Warrant*

15

(1)	Filed with the Current Report on Form 8-K filed with the SEC on April 27, 2011.
(2)	Filed with the Current Report on Form 8-K filed with the SEC on January 6, 2012.
(3)	Filed with the Current Report on Form 8-K filed with the SEC on February 2, 2012.
(4)	Filed with the Current Report on Form 8-K filed with the SEC on August 26, 2013.
(5)	Filed with the Current Report on Form 8-K filed with the SEC on January 22, 2014.
(6)	Filed with the Current Report on Form 8-K filed with the SEC on December 19, 2014.
(7)	Filed with the Annual Report on Form 10-K filed with the SEC on March 31, 2015.
(8)	Filed with the Current Report on Form 8-K filed with the SEC on June 30, 2015.
(9)	Filed with the Current Report on Form 8-K filed with the SEC on October 13, 2015.
(10)	Filed with the Current Report on Form 8-K filed with the SEC on February 5, 2018.
(11)	Filed with the Current Report on Form 8-K filed with the SEC on February 26, 2018.
(12)	Filed with the Current Report on Form 8-K filed with the SEC on June 4, 2018.
(13)	Filed with the Current Report on Form 8-K filed with the SEC on June 15, 2018.
(14)	Filed with the Current Report on Form 8-K filed with the SEC on July 5, 2018.
(15)	Filed with the Current Report on Form 8-K filed with the SEC on July 11, 2018.
(16)	Filed with the Current Report on Form 8-K filed with the SEC on July 16, 2018.
(17)	Filed with the Current Report on Form 8-K filed with the SEC on September 5, 2018.
(18)	Filed with the Current Report on Form 8-K filed with the SEC on October 4, 2018.
(19)	Filed with the Current Report on Form 8-K filed with the SEC on November 16, 2018.
(20)	Filed with the Current Report on Form 8-K filed with the SEC on November 21, 2018.
(21)	Filed with the Current Report on Form 8-K filed with the SEC on December 6, 2018.
(22)	Filed with the Current Report on Form 8-K filed with the SEC on December 21, 2018.
(23)	Filed with the Current Report on Form 8-K filed with the SEC on February 5, 2019.
(24)	Filed with the Current Report on Form 8-K filed with the SEC on March 4, 2019.
(25)	Filed with the Annual Report on Form 10-K filed with the SEC on March 29, 2019
(26)	Filed with the Current Report on Form 8-K filed with the SEC on April 15, 2019.
(27)	Filed with the Current Report on Form 8-K filed with the SEC on May 1, 2019.

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2019	CAREVIEW COMMUNICATIONS, INC.

	By:	/s/ Steven G. Johnson
Steven G. Johnson
Chief Executive Officer